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                                  ANNUAL REPORT
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[LOGO]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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                                                                     New England
                                                             Star Small Cap Fund

                                                               [Graphic Omitted]

------------------
DECEMBER 31, 1997
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
                                                                  FEBRUARY 1998
-------------------------------------------------------------------------------
Dear Shareholder:

[Photo of Henry L.P. Schmelzer]

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

  [Dalbar logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

-------------------------------------------------------------------------------
                        NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                                                       TOTAL RETURNS -- 12/31/97
-------------------------------------------------------------------------------

CLASS A (Inception 12/31/96)        1 YEAR/SINCE INCEPTION
Net Asset Value(1)                          26.97%
With Max. Sales Charge(2)                   19.69

CLASS B (Inception 12/31/96)        1 YEAR/SINCE INCEPTION
Net Asset Value(1)                         26.09%
With CDSC(3)                               21.09

CLASS C (Inception 12/31/96)        1 YEAR/SINCE INCEPTION
Net Asset Value(1)                         26.09%

COMPARATIVE PERFORMANCE          1 YEAR/SINCE FUND INCEPTION
Russell 2000(4)                            22.36%
Lipper Small Cap Fund Avg.(5)              20.63

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Russell 2000 Small Stock Index is a popular measure of the stock price performance of small companies. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Small Cap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                        NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
             GROWTH OF A $10,000 INVESTMENT COMPARED TO RUSSELL 2000
-------------------------------------------------------------------------------

                      DECEMBER 1996 THROUGH DECEMBER 1997

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Star Small Cap Fund's Class A shares compared to Russell 2000. The data points to this chart are as follows:]

                    Net             With Maximum        Russell
Class A        Asset Value(1)      Sales Charge(2)      2000(4)
-------------------------------------------------------------------------------
12/31/96            $10,000             $ 9,425        $10,000
Jan-97              $10,192             $ 9,606        $10,200
Feb-97              $ 9,920             $ 9,349        $ 9,953
Mar-97              $ 9,351             $ 8,814        $ 9,483
Apr-97              $ 9,264             $ 8,731        $ 9,510
May-97              $10,447             $ 9,847        $10,567
Jun-97              $11,040             $10,405        $11,021
Jul-97              $11,784             $11,106        $11,533
Aug-97              $12,104             $11,408        $11,797
Sep-97              $13,160             $12,403        $12,661
Oct-97              $12,673             $11,944        $12,105
Nov-97              $12,376             $11,665        $12,026
Dec-97              $12,697             $11,967        $12,237


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Star Small Cap Fund's Class B shares compared to Russell 2000. The data points to this chart are as follows:]

                    Net                                Russell
Class B        Asset Value(1)           CDSC(3)        2000(4)
-------------------------------------------------------------------------------
12/31/96            $10,000             $10,000        $10,000
Jan-97              $10,184             $10,184        $10,200
Feb-97              $ 9,912             $ 9,912        $ 9,953
Mar-97              $ 9,336             $ 9,336        $ 9,483
Apr-97              $ 9,248             $ 9,248        $ 9,510
May-97              $10,425             $10,425        $10,567
Jun-97              $11,001             $11,001        $11,021
Jul-97              $11,745             $11,745        $11,533
Aug-97              $12,057             $12,057        $11,797
Sep-97              $13,098             $13,098        $12,661
Oct-97              $12,602             $12,602        $12,105
Nov-97              $12,298             $12,298        $12,026
Dec-97              $12,609             $12,109        $12,237


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Star Small Cap Fund's Class C shares compared to Russell 2000. The data points to this chart are as follows:]

                    Net                 Russell
Class C         Asset Value(1)          2000(4)
----------------------------------------------------------------
12/31/96            $10,000             $10,000
Jan-97              $10,192             $10,200
Feb-97              $ 9,912             $ 9,953
Mar-97              $ 9,336             $ 9,483
Apr-97              $ 9,248             $ 9,510
May-97              $10,424             $10,567
Jun-97              $11,001             $11,021
Jul-97              $11,745             $11,533
Aug-97              $12,057             $11,797
Sep-97              $13,098             $12,661
Oct-97              $12,609             $12,105
Nov-97              $12,298             $12,026
Dec-97              $12,609             $12,237

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions.

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                        NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------


                                               OVERVIEW: HOW YOUR FUND PERFORMED
-------------------------------------------------------------------------------

New England Star Small Cap Fund finished its first full year in operation with strong results. For the year ending December 31, 1997, the Fund's Class A shares produced a total return of 26.97%, reflecting a $2.87 per share gain in net asset asset value to $15.37 per share and the reinvestment of $0.475 per share in capital gains distributions. For both Class B and C shares, the Fund generated a total return of 26.09%, also based on net asset value. In comparison, the Russell 2000 Small Stock Index returned 22.36%, falling well short of your Fund's 1997 performance.

The 12-month period was generally positive for domestic stocks. U.S. economic growth was strong, interest rates were relatively low, and inflation remained at a modest level of 2%. For the first four months of the year, however, returns from stocks of small companies generally lagged those of large companies, which had been market leaders for more than two years. Investor sentiment began to cool toward large-company stocks during the second quarter of the year, when a strong U.S. dollar and high stock prices raised questions about whether or not large-company stocks could continue their climb. As investors sought other opportunities, small-company stocks rallied for several months, outperforming large-company stocks. During the last three months of 1997, problems in certain Asian economies and financial markets reverberated throughout the world's stock markets. U.S. stocks, in fact, declined across the board, especially small-company stocks.

New England Star Small Cap Fund is composed of four separate portfolio segments, each managed by a different leading investment management firm. Your Fund's multiple-adviser approach -- the essence of the Star concept -- provides a means to diversify among not just individual securities, but among investment styles and strategies as well.

Though the four portfolio segments of New England Star Small Cap Fund are managed autonomously, the following chart gives you a general sector profile of the Fund as a whole.

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                   YOUR FUND'S 10 LARGEST SECTORS -- 12/31/97
-------------------------------------------------------------------------------
                                                           % OF
                  SECTOR                                NET ASSETS
-------------------------------------------------------------------------------
         1.       BUSINESS SERVICES                         6.8
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         2.       SOFTWARE                                  6.8
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         3.       INSURANCE                                 4.8
-------------------------------------------------------------------------------
         4.       CONSUMER GOODS & SERVICES                 4.4
-------------------------------------------------------------------------------
         5.       RETAIL                                    4.2
-------------------------------------------------------------------------------
         6.       BANKS                                     4.1
-------------------------------------------------------------------------------
         7.       INDUSTRIAL GOODS & SERVICES               3.4
-------------------------------------------------------------------------------
         8.       HEALTH CARE -D MEDICAL TECHNOLOGY         3.4
-------------------------------------------------------------------------------
         9.       SAVINGS & LOAN                            3.1
-------------------------------------------------------------------------------
         10.      BROADCASTING & PUBLISHING                 2.9
-------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

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                         NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                                                  OAKMARK/HARRIS ASSOCIATES L.P.
-------------------------------------------------------------------------------

Q. How do you manage the Oakmark/ Harris portion of the portfolio?

Photo of Steven Reid]
Steven Reid
Oakmark/Harris Associates L.P.

   I select stocks on a case-by-case basis, though my segment's holdings during the year tended to cluster around a few themes and industry sectors. I found opportunity in a number of areas, especially financial companies and small industrial businesses, which were among the strongest contributors to performance.

Q. In what types of financial companies did you invest?

   I emphasized companies that were leaders in specific market niches, such as reinsurance companies. Reinsurers allow individual companies to take on clients whose coverage would be too great a burden for one insurer alone to carry. A reinsurer assumes some of the risk in return for part of the premium fee paid by the insured. RenaissanceRe Holdings and PXRE Corp. are two reinsurers that contributed to the portfolio's return.

   The largest bank investment at year-end was People's Bank. Large banks have been acquiring small, independent Connecticut banks, and People's is one of the last remaining. The bank is well run, with some appealing characteristics: very high market share of deposits, strong credit card operation, and a unique corporate structure.

Q. Industrial companies were a large part of your portion of the portfolio. What types of companies did you find attractive?

   Primarily two types of companies -- those that were spin-offs from larger businesses and those that had implemented restructuring programs. An example is Magnatech, which produces motors and control devices. Among its significant products are lighting ballasts, which are essential for fluorescent lighting.

Q. What explains the absence of technology stocks in your portion of the portfolio?

   My long investment time frame exceeds the life cycles of the products of many technology companies. In many cases, today's technology is tomorrow's obsolescence. I find it is more productive to look for the companies that are the beneficiaries of new technology.

                                      LARGEST HOLDINGS IN OAKMARK/HARRIS SEGMENT
-------------------------------------------------------------------------------
                         % OF SEGMENT ASSETS        % OF FUND ASSETS
-------------------------------------------------------------------------------

People's Bank                   6.11                     1.60
Catellus Development Corp.      5.15                     1.35
U.S. Industries, Inc.           4.85                     1.27
RenaissanceRe Holdings          4.26                     1.12
Cablevision Systems Corp.       3.70                     0.97

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                         NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                                                  LOOMIS, SAYLES & COMPANY, L.P.
-------------------------------------------------------------------------------

Q. The Loomis, Sayles & Company portion of the portfolio emphasizes small, growth stocks. How did they perform?

[Photo of David Smith, Philip Fine and Christopher Ely] David Smith, Philip Fine and Christopher Ely Loomis, Sayles & Co., L.P.

   Small growth stocks generally underperformed both large-cap stocks and small-cap value stocks, revealing the challenging conditions for small-cap growth managers during 1997. In particular, a heavy concentration in technology stocks hampered the Loomis Sayles portion of the portfolio during the year.

Q. What changes did you make to your technology holdings during the period?

   We reduced our technology investments, ending the year with 24% of the Loomis Sayles segment in technology, down from a high of about 42% in the third quarter. Beginning in September, we took profits in many of our electronics holdings and redeployed the proceeds into software and services. We believe these investments are less vulnerable to problems in Asia. Among the electronics companies we continued to favor were SIPEX (a producer of a proprietary chip that illuminates displays on devices such as pagers, cell phones, and watches) and ATMI (a supplier of specialized materials to semiconductor manufacturers).

                                              LARGEST HOLDINGS IN LOOMIS SEGMENT
-------------------------------------------------------------------------------
                                % OF SEGMENT ASSETS     % OF FUND ASSETS
-------------------------------------------------------------------------------

Sipex Corp.                             3.08                0.74
Network Appliance, Inc.                 2.98                0.72
Sunrise Assisted Living, Inc.           2.84                0.68
FirstFed Financial                      2.79                0.67
Whole Foods Market, Inc.                2.75                0.66

Q. What types of stocks helped performance?

   Financial stocks were very strong performers in 1997, benefiting from declining interest rates and a consolidation within the banking industry. We ended the year with 13% of our segment invested in small banks, savings and loans, and insurance companies.

Q. At 16% of your segment, health care stocks were a large position. Where did you find opportunity?

   We focused on three areas: biotechnology, medical devices, and services. In biotechnology, we emphasized companies with drugs in late-stage clinical trials or already approved by the Food and Drug Administration. Sepracor, a company that develops improved versions of existing drugs, was one such company. In the medical device area, we were particularly excited about Novoste, which is developing a device that uses radiation to open re-narrowed arteries following coronary angioplasty. In the services area, we invested in Sunrise Assisted Living, a pioneer in building facilities for the elderly.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                                                     MONTGOMERY ASSET MANAGEMENT
-------------------------------------------------------------------------------

Q. How do you select stocks for the Montgomery portion of the portfolio?

[Photo of Andrew Pratt]
Andrew Pratt Montgomery Asset Management

   I take a three-step approach. First, I screen individual companies, looking for positive changes and potential for strong earnings growth. If the signs are positive, I then proceed to the second step: fundamental analysis. I talk with company managers, analyze corporate balance sheets, product lines, and market share, then apply Montgomery's own valuation criteria. Finally, to be added to the portfolio, a company must have the potential to appreciate 20% over the next 12 months. With this strategy, I built a mix of technology, finance, health care, and industrial stocks.

Q. In selecting investments, did any themes surface?

   Yes, although my approach is to select companies on an individual basis. Across virtually all sectors of the economy, there's evidence that companies are focusing on their core businesses and outsourcing work that can be handled by specialists. I found a number of outsourcing companies attractive. For example, we invested in Caribiner, a company that helps businesses with new product launches and other public relations events. Caribiner is active in the hotel industry, where it supplies audio-visual services for special events.

                                          LARGEST HOLDINGS IN MONTGOMERY SEGMENT
--------------------------------------------------------------------------------
                                % OF SEGMENT ASSETS        % OF FUND ASSETS
-------------------------------------------------------------------------------
Cooper Companies, Inc.                  3.20                     0.77
ESC Medical Systems, Ltd.               2.17                     0.52
Acxiom Corp.                            2.11                     0.51
Jones Medical Industries, Inc.          2.01                     0.48
Carpenter Technology Corp.              1.90                     0.46

   Information technology is another area in which outsourcing is common. Services, such as implementing applications, establishing computer networks, and solving the year 2000 problem are in demand. Rather than maintain large technical staffs, many companies keep small information technology businesses under contract. Two information technology companies that I added were Computer Task Group and Analysts International.

Q. What other types of companies were attractive?

   Selected health care companies that we believe can be long-term contributors to the portfolio's returns constituted about 15% of the Montgomery portion of the portfolio at year-end. One example is ESC Medical Systems, Ltd., a company that makes laser equipment used by dermatologists for cosmetic skin care applications. Not only is ESC a well run business, but I believe it stands to benefit from increasing demand for skin care procedures as the population ages.

-------------------------------------------------------------------------------
                         NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                                        ROBERTSON STEPHENS INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Q. How did you structure the Robertson Stephens portion of the portfolio?

[Photo of John Wallace]
[Photo of John Seabern]
John Wallace and John Seabern
Robertson Stephens Investment Management

   One stock at a time -- which was a successful approach during 1997's volatile investment environ-ment for small-company stocks. During the past year, the segment's sector allocations were in line with that of the Fund's benchmark, the Russell 2000 Index. No individual stock position exceeded 3% of the segment.

Q. Which investments contributed most to performance?

   A varied blend of stocks in a number of industries and economic sectors performed well. Vans, a sportswear and sports equipment retailer for so-called Generation X adults, was a solid performer throughout the year. The company continues to post revenue and earnings growth above 20%, yet its stock price is relatively inexpensive compared to its earnings growth.

   Energy service stocks helped boost performance in 1997, despite poor returns in the fourth quarter. Even though oil prices declined, major integrated oil companies continued to increase exploration and development spending. This trend was positive for oil service companies and may continue through 1998 as well. Camco International, OYO Geospace Corp., and Key Energy are some of the oil service stocks that delivered strong results.

Q. What is your outlook for 1998?

   We're cautious about 1998, believing it's late in both the economic growth and bull market cycles. While Asian financial turmoil dominated market news in the latter part of 1997, it's impossible to predict the eventual impact of Asia's problems on the economy and financial markets in the United States.

   We believe the cable TV industry is an area to watch. Many cable system operators have invested heavily in technology and equipment, as they seek to expand into more households. In many cases, these investment programs are winding down and freeing up cash flow. Simultaneously, many cable operators are expanding services and raising cable fees to subscribers. We believe these trends could lead to better cash flow and potentially better stock performance.

                                  LARGEST HOLDINGS IN ROBERTSON STEPHENS SEGMENT
-------------------------------------------------------------------------------
                               % OF SEGMENT ASSETS        % OF FUND ASSETS
-------------------------------------------------------------------------------
AgriBioTech, Inc.                       2.38                     0.61
EVI, Inc.                               2.04                     0.52
Walter Industries, Inc.                 1.86                     0.48
Cooper Cameron Corp.                    1.80                     0.46
Herman Miller                           1.79                     0.46

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1997

COMMON STOCK -- 92.6% OF TOTAL NET ASSETS

    SHARES        DESCRIPTION                                      VALUE(A)
-------------------------------------------------------------------------------
                  AEROSPACE--0.9%
      5,000       Alliant Techsystems, Inc. ...................  $    278,750
     25,000       Tracor, Inc. ................................       759,375
                                                                 ------------
                                                                    1,038,125
                                                                 ------------
                  AIRLINES--0.3%
      7,500       Continental Airlines, Inc. ..................       360,938
                                                                 ------------
                  APPAREL & TEXTILES--0.9%
      7,000       Jones Apparel Group, Inc. (c) ...............       301,000
     10,800       St. John Knits, Inc. ........................       432,000
     10,300       The Men's Wearhouse, Inc. (c) ...............       357,925
                                                                 ------------
                                                                    1,090,925
                                                                 ------------
                  AUTOMOTIVE--0.4%
     30,000       Stoneridge, Inc. ............................       480,000
                                                                 ------------
                  BANKS--4.1%
     25,000       BankAtlantic Bancorp, Inc. ..................       407,812
     10,650       Commercial Federal Corp. ....................       378,741
      6,000       Compass Bancshares, Inc. ....................       262,500
      9,000       First Union Corp. ...........................       461,250
      6,000       Long Island Bancorp, Inc. ...................       297,750
     30,000       Northwest Savings Bank ......................       423,750
     50,000       People's Bank ...............................     1,900,000
     10,000       TCF Financial Corp. .........................       339,375
      5,000       Union Planters Corp. ........................       339,688
                                                                 ------------
                                                                    4,810,866
                                                                 ------------
                  BIOTECHNOLOGY--1.1%
     42,500       AgriBioTech, Inc. (c) .......................       725,156
      8,200       Intercardia, Inc. (c) .......................       146,575
     21,500       Millennium Pharmaceuticals (c) ..............       408,500
                                                                 ------------
                                                                    1,280,231
                                                                 ------------
                  BROADCASTING--1.2%
      8,600       Heftel Broadcasting Corp. (c) ...............       402,050
     15,000       U.S. West Media Group (c) ...................       433,125
     16,300       Westwood One, Inc. (c) ......................       605,138
                                                                 ------------
                                                                    1,440,313
                                                                 ------------
                  BROADCASTING &
                  PUBLISHING--2.9%
     40,000       Ascent Entertainment Group, Inc. (c) ........       415,000
     12,000       Cablevision Systems Corp. (c) ...............     1,149,000
      9,000       Catalina Marketing Corp. (c) ................       416,250
     20,000       Granite Broadcasting Corp. (c) ..............       181,250
     15,800       HA-LO Industries, Inc. (c) ..................       410,800
     10,000       Lee Enterprises, Inc. .......................       295,625
     18,000       Metro Networks, Inc. (c) ....................       589,500
                                                                 ------------
                                                                    3,457,425
                                                                 ------------
                  BUILDING MATERIAL &
                  CONSTRUCTION--0.3%
     15,000       Kaufman & Broad Home Corp. ..................       336,563
                                                                 ------------
                  BUSINESS SERVICES--6.8%
     11,100       Abacus Direct Corp. (c) .....................      455,100
     18,700       Alternative Resources (c) ...................       431,269
     20,000       Applied Graphics Technologies, Inc. (c)......     1,065,000
      9,400       Caribiner International, Inc. (c) ...........       418,300
     22,300       Checkfree Corp. (c) .........................       602,100
      9,400       Computer Learning Centers, Inc. (c) .........       575,750
     12,500       Computer Task Group, Inc. ...................       444,531
     12,800       CSG Systems International, Inc. (c)..........       512,000
      4,800       Fair Issac & Company, Inc. (c) ..............       159,900
     21,000       Inspire Insurance Solutions, Inc. ...........       438,375
     12,400       Interim Services (c) ........................       320,850
     19,700       Lamar Advertising Co. (c) ...................       783,075
     31,900       PMT Services, Inc. (c) ......................       442,612
     17,100       Saville Systems PLC (c) .....................       709,650
     81,157       U-Ship, Inc. ................................        15,217
     12,800       Universal Outdoor Holdings, Inc. (c) ........       665,600
                                                                 ------------
                                                                    8,039,329
                                                                 ------------
                  COMMERCIAL SERVICES--0.4%
     12,000       Childrens Comprehensive Services ............       222,000
      7,000       Primark Corp. ...............................       284,813
                                                                 ------------
                                                                      506,813
                                                                 ------------
                  COMMUNICATION SERVICES--1.5%
     17,500       Clearnet Communications, Inc.                       199,062
     15,400       Metromedia Fiber Network, Inc. (c) ..........       256,025
     12,000       Mobile Telecommunication ....................       264,000
     13,000       NEXTEL Communications, Inc...................       338,000
      8,500       Startec Global Communications ...............       190,188
     10,300       Winstar Communications, Inc. (c) ............       256,856
      8,500       WorldCom, Inc. (c) ..........................       257,125
                                                                 ------------
                                                                    1,761,256
                                                                 ------------
                  COMPUTER SOFTWARE &
                  SERVICES--1.1%
      6,000       Compuware Corp. (c) .........................       192,000
     14,600       Concord Communications, Inc. (c) ............       302,950
     12,800       Ontrack Data International, Inc. (c) ........       319,200
     12,000       Peritus Software Services, Inc. (c) .........       244,500
     12,800       Smallworldwide PLC (c) ......................       280,000
                                                                 ------------
                                                                    1,338,650
                                                                 ------------
                  COMPUTERS & BUSINESS
                  EQUIPMENT--1.6%
     15,000       Imation Corp. (c) ...........................       240,000
      9,400       Natural Microsystems Corp. (c) ..............       437,100
     24,000       Network Appliance, Inc. (c) .................       852,000
     18,850       United States Office Products Co. (c) .......       369,931
                                                                 ------------
                                                                    1,899,031
                                                                 ------------
                  CONSTRUCTION
                  MATERIALS--0.2%
     12,500       Giant Cement Holding, Inc. ..................       289,063
                                                                 ------------
                  CONSUMER GOODS &
                  SERVICES--4.4%
     12,600       Budget Group, Inc. (c) ......................       435,488
     12,000       Education Management Corp. (c) ..............       372,000
     36,500       Ferro Corp. .................................       887,406
     15,000       First Brands Corp. ..........................       404,063
     10,500       GC Companies, Inc. (c) ......................       497,437
     23,500       Libbey, Inc. ................................       890,062
     20,000       R.G. Barry Corp. ............................       232,500
     20,000       Scotsman Industries, Inc. ...................       488,750
     12,800       Standard Motor Products, Inc. ...............       288,800
     25,000       Triarc Companies, Inc. (c) ..................       681,250
                                                                 ------------
                                                                    5,177,756
                                                                 ------------
                  DIVERSIFIED CONGLOMERATES--1.3%
     50,000       U.S. Industries, Inc. (c) ...................     1,506,250
                                                                 ------------
                  DRUGS & HEALTH CARE--2.1%
      7,700       Gilead Sciences, Inc. (c) ...................       294,525
     15,200       INCYTE Pharmacuticals, Inc. (c) .............       684,000
     12,800       Medimmune, Inc. (c) .........................       548,800
     11,100       Pharmacyclics, Inc. (c) .....................       284,438
      8,600       Sepracor, Inc. (c) ..........................       344,537
      9,400       Vertex Pharmaceuticals, Inc. (c) ............       310,200
                                                                 ------------
                                                                    2,466,500
                                                                 ------------
                  ELECTRIC UTILITIES--0.2%
     10,000       Houston Industries, Inc. ....................       266,875
                                                                 ------------
                  ELECTRICAL EQUIPMENT--0.4%
     17,600       MRV Communications, Inc. (c) ................       420,200
                                                                 ------------
                  ELECTRONIC COMPONENTS--1.2%
     24,800       ATMI, Inc. (c) ..............................       601,400
     29,100       Sipex Corp. (c) .............................       880,275
                                                                 ------------
                                                                    1,481,675
                                                                 ------------
                  ELECTRONICS--1.3%
     15,100       Genrad, Inc. (c) ............................       455,831
     18,900       SBS Technologies, Inc. (c) ..................       512,663
     14,600       Uniphase Corp. (c) ..........................       604,075
                                                                 ------------
                                                                    1,572,569
                                                                 ------------
                  ENERGY--2.4%
      7,000       Burlington Resources, Inc. ..................       313,688
      5,500       Camco International, Inc. ...................       350,281
     10,600       CE Franklin, Ltd. ...........................        98,050
      9,000       Cooper Cameron Corp. (c) ....................       549,000
     12,000       EVI, Inc. ...................................       621,000
     17,000       Mitcham Industries, Inc. ....................       310,250
     20,000       OYO Geospace Corp. ..........................       377,500
     25,000       Virginia Gas Co. ............................       212,500
                                                                 ------------
                                                                    2,832,269
                                                                 ------------
                  ENTERTAINMENT--1.0%
     60,000       Alliance Gaming Corp. .......................       292,500
     23,100       Grand Casinos, Inc. .........................       314,738
     19,700       Regal Cinemas, Inc. (c)......................       549,137
                                                                 ------------
                                                                    1,156,375
                                                                 ------------
                  FINANCIAL SERVICES--1.1%
     26,700       BA Merchant Services (c) ....................       473,925
     12,000       Duff & Phelps Credit Rating Co. .............       487,500
     15,300       Imperial Credit Industries (c) ..............       313,650
        750       Resource Bancshares Mortgage Group ..........        12,234
                                                                 ------------
                                                                    1,287,309
                                                                 ------------
                  FOOD -- AGRIBUSINESS--0.5%
     17,877       Delta and Pine Land. ........................       545,249
                                                                 ------------
                  FOOD & BEVERAGES--2.3%
     35,000       Authentic Specialty Foods, Inc. .............       476,875
     13,600       Broughton Foods Co. (c) .....................       227,800
     28,500       International Multifoods Corp. ..............       806,906
     40,000       M & F Worldwide Corp. .......................       392,500
     50,000       Ralcorp Holdings, Inc. (c) ..................       846,875
                                                                 ------------
                                                                    2,750,956
                                                                 ------------
                  FOOD -- RETAILERS/
                  WHOLESALERS--0.3%
     18,750       Tasty Baking Corp. ..........................       362,109
                                                                 ------------

                  HEALTH CARE--1.8%
     17,500       Ballard Medical Products (c) ................       424,375
     16,100       FPA Medical Management, Inc. (c) ............       299,863
     15,000       Jones Medical Industries, Inc. (c) ..........       573,750
     25,100       Orthodontic Centers of America, Inc. (c) ....       417,287
     11,400       Sierra Health Services, Inc. (c) ............       383,325
                                                                 ------------
                                                                    2,098,600
                                                                 ------------
                  HEALTH CARE -- MEDICAL
                  TECHNOLOGY--3.4%
     22,300       Cooper Companies, Inc. (c) ..................       911,512
     11,100       Cytyc Corp. (c) .............................       276,113
     16,000       ESC Medical Systems, Ltd. (c) ...............       620,000
     15,000       Matritech, Inc. .............................        73,125
     14,600       Novoste Corp. (c) ...........................       328,500
     18,500       Perclose, Inc. (c) ..........................       356,125
     13,800       Sola International, Inc. (c) ................       448,500
     10,000       Spine-Tech, Inc. ............................       514,375
     12,700       Waters Corp. (c) ............................       477,837
                                                                 ------------
                                                                    4,006,087
                                                                 ------------
                  HEALTH CARE -- SERVICES--1.5%
     50,000       Medaphis Corp. (c) ..........................       325,000
     17,100       Medquist, Inc. (c) ..........................       594,225
     18,800       Sunrise Assisted Living, Inc. (c) ...........       810,750
                                                                 ------------
                                                                    1,729,975
                                                                 ------------
                  HOME BUILDERS--2.0%
     13,000       Crossmann Communities, Inc. .................       359,125
     22,300       D.R.Horton ..................................       387,462
     24,800       Lennar Corp. ................................       534,750
     10,000       Oakwood Homes Corp. .........................       331,875
      6,000       Pulte Corp. .................................       250,875
     20,000       Toll Brothers, Inc. .........................       535,000
                                                                 ------------
                                                                    2,399,087
                                                                 ------------
                  HOTELS & RESTAURANTS--0.5%
     18,800       CapStar Hotel Co. (c) .......................       645,075
                                                                 ------------
                  INDUSTRIAL GOODS &
                  SERVICES--3.4%
     15,000       Binks Manufacturing Co. .....................       633,750
     13,000       Columbus McKinnon ...........................       315,250
     30,000       Gardner Denver Machinery, Inc. (c) ..........       759,375
     45,000       MagneTek, Inc. (c) ..........................       877,500
     15,000       SPX Corp. ...................................     1,035,000
     13,500       Zurn Industries, Inc. .......................       424,406
                                                                 ------------
                                                                    4,045,281
                                                                 ------------
                  INDUSTRIAL MACHINERY--0.2%
     13,700       IRI International Corp. (c) .................       191,800
                                                                 ------------
                  INSURANCE--4.8%
     13,000       Chartwell Re Corp. ..........................       438,750
     15,000       Financial Security Assured Holdings, Ltd. ...       723,750
      7,500       Hartford Life, Inc. (c) .....................       339,844
     25,000       Highlands Insurance Group, Inc. (c) .........       709,375
     13,700       Penn Treaty American Corp. (c) ..............       434,975
      7,000       Piper Jaffray Companies, Inc. ...............       255,062
      7,000       Provident Companies, Inc. ...................       270,375
     25,000       PXRE Corp. ..................................       829,687
     30,000       RenaissanceRe Holdings.......................     1,323,750
      8,250       W. R. Berkley Corp. .........................       361,969
                                                                 ------------
                                                                    5,687,537
                                                                 ------------
                  LEISURE & LODGING--0.7%
      9,400       Interstate Hotels Co. (c) ...................       329,588
     22,900       Prime Hospitality Corp. (c) .................       466,587
                                                                 ------------
                                                                      796,175
                                                                 ------------
                  MACHINERY--1.6%
     20,000       D T Industries ..............................       680,000
     10,300       Manitowoc Co. ...............................       334,750
     11,500       Mathews International Corp. .................       506,000
     18,000       Northwest Pipe Co. (c) ......................       432,000
                                                                 ------------
                                                                    1,952,750
                                                                 ------------
                  MANUFACTURING--1.2%
     10,000       Herman Miller ...............................       545,625
      7,600       Simpson Manufacturing Co. ...................       253,175
     27,500       Walter Industries, Inc. .....................       567,188
                                                                 ------------
                                                                    1,365,988
                                                                 ------------
                  MEDIA & ENTERTAINMENT--1.0%
     13,500       Comcast Corp. ...............................       426,094
     14,002       Tele-Communications TCI Ventures Group ......       396,432
     15,000       Tele-Communications, Inc. (c) ...............       419,062
                                                                 ------------
                                                                    1,241,588
                                                                 ------------
                  METAL--1.2%
     20,000       Atchison Casting ............................       325,000
     25,000       The Carbide/Graphite Group, Inc. (c) ........       843,750
     10,500       Titanium Metals Corp. (c) ...................       303,187
                                                                 ------------
                                                                    1,471,937
                                                                 ------------
                  NETWORK SYSTEMS--1.3%
     25,000       Aware, Inc. .................................       256,250
     32,000       Concentric Network Corp. ....................       284,000
     22,500       Digi International, Inc. (c) ................       382,500
     20,000       Nextlevel Systems, Inc. (c) .................       357,500
     70,000       Tidel Technologies, Inc. (c) ................       275,625
                                                                 ------------
                                                                    1,555,875
                                                                 ------------
                  OIL--1.0%
     16,500       Hvide Marine, Inc. (c) ......................       424,875
     21,000       Marine Drilling Companies, Inc. (c) .........       435,750
     11,500       Pride International, Inc. (c) ...............       290,375
                                                                 ------------
                                                                    1,151,000
                                                                 ------------
                  OIL & GAS--1.7%
     93,200       Bonus Resource Services Corp. ...............       384,786
     20,000       Comstock Resources, Inc. ....................       238,750
     15,000       Nabors Industries, Inc. .....................       471,562
      6,500       Patterson Energy, Inc. (c) ..................       251,469
     70,000       Titan Exploration, Inc. (c) .................       665,000
                                                                 ------------
                                                                    2,011,567
                                                                 ------------
                  OIL -- INDEPENDANT
                  PRODUCERS--0.4%
     14,600       St. Mary Land & Exploration Co. .............       511,000
                                                                 ------------
                  PACKAGING--0.3%
     16,900       Ivex Packaging Corp. (c) ....................       405,600
                                                                 ------------
                  PAPER--0.3%
     10,000       Caraustar Industries, Inc. ..................       342,500
                                                                 ------------
                  PETROLEUM SERVICES--0.3%
      8,600       Atwood Oceanics, Inc. (c) ...................       407,425
                                                                 ------------

                  PHARMACEUTICAL--0.3%
     18,800       DUSA Pharmaceuticals, Inc ...................       216,200
     10,000       Neurex Corp. ................................       138,750
                                                                 ------------
                                                                      354,950
                                                                 ------------
                  PHOTOGRAPHY--0.2%
     14,900       X-Rite, Inc. ................................       271,925
                                                                 ------------
                  PUBLISHING--0.5%
     11,900       Big Flower Holdings, Inc. (c) ...............       287,088
     11,200       World Color Press, Inc. (c) .................       297,500
                                                                 ------------
                                                                      584,588
                                                                 ------------
                  REAL ESTATE--1.8%
     22,000       Canadian Hotel (Warrants) ...................       147,792
     25,000       Castle & Cooke, Inc. (c) ....................       421,875
     80,000       Catellus Development Corp. (c) ..............     1,600,000
                                                                 ------------
                                                                    2,169,667
                                                                 ------------
                  REAL ESTATE INVESTMENT TRUSTS--0.4%
     19,000       CRIIMI MAE, Inc. ............................       285,000
      7,500       Walden Residential Properties, Inc. .........       191,250
                                                                 ------------
                                                                      476,250
                                                                 ------------
                  RESTAURANTS--0.2%
     22,200       Apple South, Inc. ...........................       291,375
                                                                 ------------
                  RETAIL--4.2%
     12,700       Borders Group, Inc. (c) .....................       397,669
     15,000       Cole National Corp. (c) .....................       449,062
     19,800       Eagle Hardware & Garden (c) .................       383,625
     15,000       Gadzooks, Inc. (c) ..........................       315,000
     13,000       ONSALE, Inc. ................................       234,000
     13,800       Proffitts (c) ...............................       392,438
      2,800       Rock of Ages Corp. ..........................        43,400
     13,000       The Dress Barn ..............................       368,875
     75,000       Ugly Duckling Corp. .........................       637,500
     35,000       Vans, Inc. ..................................       529,375
     24,500       Whole Foods Market, Inc. (c) ................     1,252,562
                                                                 ------------
                                                                    5,003,506
                                                                 ------------
                  RETAIL -- SPECIALTY--0.3%
     22,000       N2K, Inc. ...................................       321,750
                                                                 ------------
                  SAVINGS & LOAN--3.1%
     13,700       Astoria Financial Corp. .....................       763,775
     15,400       Bay View Capital Corp........................       558,250
     20,600       FirstFed Financial (c) ......................       798,250
     13,700       Peoples Heritage Financial Group ............       630,200
     17,100       Reliance Bancorp, Inc. ......................       626,287
     14,600       Roslyn Bancorp ..............................       339,450
                                                                 ------------
                                                                    3,716,212
                                                                 ------------
                  SEMICONDUCTOR &
                  EQUIPMENT--0.2%
     18,000       International Rectifier Corp. (c) ...........       212,625
                                                                 ------------
                  SOFTWARE--6.8%
     31,300       Acxiom Corp. (c) ............................       602,525
      9,000       Analysts International ......................       310,500
     15,100       Boole & Babbage, Inc. (c) ...................       451,112
      9,400       Daou Systems, Inc. (c).......................       293,750
     65,000       Egghead, Inc. (c) ...........................       422,500
     10,000       Filenet Corp. (c) ...........................       301,250
     16,400       Henry Jack & Associates, Inc. ...............       446,900
     19,700       Industri Matematik International Corp. (c)...       581,150
     23,000       INTERSOLV, Inc. (c) .........................       465,750
      8,900       Kronos, Inc. (c) ............................       274,231
     12,000       Lycos, Inc. (c) .............................       496,500
     10,200       National Instruments Corp. (c) ..............       295,800
      4,100       Netscape Communications Corp. (c) ...........        99,938
     13,000       PLATINUM Technology, Inc. ...................       367,250
     27,500       Secure Computing Corp. ......................       324,844
     22,000       Structural Dynamics (c) .....................       495,000
      8,300       Synopsys, Inc. (c) ..........................       296,725
     30,000       System Software Associates, Inc. ............       262,500
     12,850       Veritas Software Co. (c) ....................       655,350
     15,000       Wind River Systems (c) ......................       595,312
                                                                 ------------
                                                                    8,038,887
                                                                 ------------
                  STEEL--0.5%
     11,300       Carpenter Technology Corp. ..................       543,106
                                                                 ------------
                  TELECOMMUNICATION
                  EQUIPMENT--1.5%
     20,000       ANTEC Corp. .................................       312,500
     11,000       Comverse Technology, Inc. (c) ...............       429,000
     37,600       IWL Communications, Inc. ....................       488,800
     33,000       P-COMM, Inc. (c) ............................       569,250
                                                                 ------------
                                                                    1,799,550
                                                                 ------------
                  TOBACCO--0.5%
     10,900       Consolidated Cigar Holdings, Inc. (c) .......       300,432
     12,100       General Cigar Holdings, Inc. (c) ............       257,881
                                                                 ------------
                                                                      558,313
                                                                 ------------
                  TOYS & AMUSEMENTS--0.4%
     13,000       Action Performance Companies, Inc. (c) ......       492,375
                                                                 ------------
                  TRANSPORTATION--0.2%
     10,000       Skywest, Inc. ...............................       296,250
                                                                 ------------
                  TRUCKING & FREIGHT
                  FORWARDING--0.7%
     12,900       Halter Marine Group, Inc. (c) ...............       372,488
     12,500       USFreightways Corp. .........................       406,250
                                                                 ------------
                                                                      778,738
                                                                 ------------
                  Total Common Stock
                    (Identified Cost $94,357,733) .............   109,882,534
                                                                 ------------
     OPTIONS - 0.0%

     CONTRACTS
-----------------------------------------------------------------------------
        125       Polaris Industries, 30 Put, 3/22/98 .........        22,656
                                                                 ------------
                  Total Options (Identified Cost $23,031) .....        22,656
                                                                 ------------

SHORT TERM INVESTMENTS--11.6%

FACE
AMOUNT        DESCRIPTION                                           VALUE(a)
-----------------------------------------------------------------------------
$8,404,000  Repurchase Agreement with State Street Bank & Trust
               Co. dated 12/31/97 at 5.000% to be repurchased at
               $8,406,334 on 1/02/98, collateralized by
               $3,350,000 U.S. Treasury Note, 5.750% due
               12/31/98 valued at $3,353,142 and $5,095,000 U.S.
               Treasury Notes 5.875% due 1/31/99 valued at
               $5,228,209 (d)..................................  $  8,404,000
 5,369,000  Repurchase Agreement with State Street Bank & Trust
               Co. dated 12/31/97 at 6.000% to be repurchased at
               $5,370,790 on 1/02/98 collateralized by
               $5,340,000 U.S. Treasury Note 5.875% due 1/31/99
               valued at $5,479,614  ..........................     5,369,000
                                                                 ------------
            Total Short Term Investments (Identified
               Cost $13,773,000) ..............................    13,773,000
                                                                 ------------
            Total Investments -- 104.2% (Identified Cost
               $108,153,764)(b) ...............................   123,678,190
            Other assets less liabilities .....................    (5,025,570)
                                                                 ------------
            Total Net Assets -- 100% ..........................  $118,652,620
                                                                 ============

SECURITIES SOLD SHORT

SHARES
-----------------------------------------------------------------------------
     5,000  American Power Conversion Corp. ...................  $    118,125
     5,000  Arterial Vascular Engineering, Inc. ...............       325,000
     8,000  Hologic, Inc. .....................................       165,500
                                                                 ------------
            Total Securities Sold Short
             (Total Proceeds $655,339) ........................  $    608,625
                                                                 ============

WRITTEN OPTION CONTRACTS
                                                                 NET UNREALIZED
 CONTRACTS  DESCRIPTION                                           DEPRECIATION
------------------------------------------------------------------------------

       125  Polaris Industries, 30 Call, 3/22/98 ..............  $       (379)

(a) See Note 1a.
(b)  Federal Tax Information: At December 31, 1997 the net
     unrealized appreciation on investments based on cost of
     $108,760,253 for federal income tax purposes was as
     follows:
     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost ...............................................  $ 18,143,989
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value .............................................    (3,226,052)
                                                                 ------------
    Net unrealized appreciation ..........................       $ 14,917,937
                                                                 ============


(c) Non-income producing security.
(d) A portion of this security has been segregated as collateral for options and short sales.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value ............................               $109,905,190
  Repurchase agreements ...........................                 13,773,000
  Cash ............................................                     71,156
  Cash - Restricted ...............................                  1,103,551
  Receivable for:
    Fund shares sold ..............................                    663,392
    Securities sold ...............................                    118,453
    Dividends and interest ........................                     27,222
  Prepaid registration expense ....................                     12,500
  Unamortized organization expense ................                     34,919
                                                                  ------------
                                                                   125,709,383
LIABILITIES
  Payable for:
    Securities purchased ..........................  $5,658,970
    Open short sales - (proceeds of $655,339) .....     608,625
    Open written options - (proceeds of $30,871) ..      31,250
    Fund shares redeemed ..........................     536,643
  Accrued expenses:
    Management fees ...............................      98,207
    Deferred trustees' fees .......................       1,357
    Accounting and administrative .................       2,313
    Other .........................................     119,398
                                                     ----------
                                                                     7,056,763
                                                                  ------------
NET ASSETS ........................................               $118,652,620
                                                                  ============
  Net Assets consist of:
    Capital paid in ...............................               $104,274,459
    Accumulated net investment loss ...............                     (1,357)
    Accumulated net realized loss .................                 (1,191,243)
    Unrealized appreciation on investments,
      securites sold short and written option
      transactions ................................                 15,570,761
                                                                  ------------
NET ASSETS ........................................               $118,652,620
                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
   shares ($52,066,394 divided by 3,387,431 shares
   of beneficial interest) ........................                     $15.37
                                                                        ======
  Offering price per share (100/94.25 of $15.37) ..                     $16.31*
                                                                        ======
Net asset value and offering price of Class B
   shares ($52,616,150 divided by 3,447,823 shares
   of beneficial interest) ........................                     $15.26**
                                                                        ======
Net Asset value and offering price of Class C
   shares ($13,970,076 divided by 915,421 shares
   of beneficial interest) ........................                     $15.26
                                                                        ======
  Identified cost of investments ..................               $108,153,764
                                                                  ============
 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends ......................................               $   271,259(a)
  Interest .......................................                   265,405
                                                                 -----------
                                                                     536,664
Expenses
    Management fees .............................. $  745,638
    Service fees - Class A .......................     79,699
    Service and distribution fees - Class B ......    304,812
    Service and distribution fees - Class C ......     86,522
    Trustees' fees and expenses ..................     11,158
    Accounting and administrative ................     23,420
    Custodian ....................................    199,348
    Transfer agent ...............................    226,514
    Audit and tax services .......................     44,300
    Legal ........................................     24,475
    Printing .....................................     26,675
    Registration .................................     69,053
    Amortization of organization expenses ........      6,755
    Miscellaneous ................................      5,408
                                                   ----------
  Total expenses .................................                 1,853,777
                                                                 -----------
  Net investment loss ............................                (1,317,113)
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, SECURITIES SOLD SHORT AND WRITTEN
  OPTIONS
  Realized gain on:
    Investments - net ............................  3,518,165
    Securities sold short - net ..................     34,514
                                                   ----------
  Net realized gain ..............................  3,552,679
                                                   ----------
  Unrealized appreciation (depreciation):
    Investments - net ............................ 15,524,426
    Securities sold short - net ..................     46,714
    Written options ..............................       (379)
                                                   ----------
  Net unrealized appreciation .................... 15,570,761
                                                   ----------
  Net gain on investment transactions ............                19,123,440
                                                                 -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .......               $17,806,327
                                                                 ===========
(a) Net of foreign taxes of: $295.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                                       1997
                                                                   ------------
FROM OPERATIONS
  Net investment loss ..........................................   $ (1,317,113)
  Net realized gain on investments and securities sold short ...      3,552,679
  Unrealized appreciation on investments, securites sold
    short and written options ..................................     15,570,761
                                                                   ------------
  Increase in net assets from operations .......................     17,806,327
                                                                   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ....................................................     (1,512,427)
    Class B ....................................................     (1,578,060)
    Class C ....................................................       (386,249)
                                                                   ------------
                                                                     (3,476,736)
                                                                   ------------
Increase in net assets derived from capital share transactions .    104,322,991
                                                                   ------------
Total increase in net assets ...................................    118,652,582
NET ASSETS
  Beginning of the year ........................................             38
                                                                   ------------
  End of the year ..............................................   $118,652,620
                                                                   ============
ACCUMULATED NET INVESTMENT LOSS
  Beginning of the year ........................................   $          0
                                                                   ============
  End of the year ..............................................   $     (1,357)
                                                                   ============
                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                          CLASS A                 CLASS B                 CLASS C
                                                        -------------           ------------            ------------
                                                         YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                        DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                            1997                    1997                    1997
                                                        -------------           ------------            ------------
Net asset value, beginning of year ............            $12.50                  $12.50                  $12.50
                                                           ------                  ------                  ------
Income from investment operations
Net investment loss (a) .......................             (0.20)                  (0.30)                  (0.30)
Net realized and unrealized gain on investments              3.55                    3.54                    3.54
                                                           ------                  ------                  ------
Total from investment operations ..............              3.35                    3.24                    3.24
                                                           ------                  ------                  ------
Less distributions
Distributions from net realized capital gains .             (0.48)                  (0.48)                  (0.48)
                                                           ------                  ------                  ------
Total distributions ...........................             (0.48)                  (0.48)                  (0.48)
                                                           ------                  ------                  ------
Net asset value, end of year ..................            $15.37                  $15.26                  $15.26
                                                           ======                  ======                  ======
Total return (%) (b) ..........................              27.0                    26.1                    26.1
Ratio of operating expenses to average net
  assets (%) ..................................              2.20                    2.95                    2.95
Ratio of net investment loss to average net
  assets (%) ..................................             (1.44)                  (2.19)                  (2.19)
Portfolio turnover rate (%) ...................               140                     140                     140
Average commission rate .......................           $0.0551                 $0.0551                 $0.0551
Net assets, end of year (000) .................           $52,066                 $52,616                 $13,970

(a) Per share net investment loss has been calculated using the average shares outstanding during the year.
(b) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B Shares is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. The Fund commenced its public offering of Class A, Class B and Class C shares on December 31, 1996. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the appropriate subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, wash sales, post October losses and net investment loss. Permanent book and tax basis differences will result in reclassification to capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each sub-adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

F. SHORT SALES. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of the broker effecting the sale until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund arranges through the broker to borrow the securities and, in doing so, the Fund becomes obligated to replace the securities borrowed at their market value at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the borrowed securities until the securities are replaced. At December 31, 1997, the market value of securities and cash segregated to cover short positions was $1,510,851. Securities sold short at December 31, 1997 and their related market values are set forth in the schedule of investments.

G. SHORT SALES AGAINST THE BOX. In a short sale against the box, the Fund sells a borrowed security, while at the same time owning an identical security in the portfolio. While the short sale is outstanding, the Fund will not dispose of the security hedged by the short sale.

When the Fund sells short against the box, it will establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale, and the Fund pledges securities or cash as additional collateral. The Fund earns interest from the broker on the proceeds of the short sale and accrues such interest on a daily basis.

H. OPTIONS. The Fund may use options to enhance investment return, or to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

I. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $41,674 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $187,476,223 and $97,330,013 respectively.

Transactions in written options for the Fund for the year ended December 31, 1997 are summarized as follows:

                                           WRITTEN OPTIONS
                                 ------------------------------------
                                     NUMBER OF          PREMIUMS
                                    CONTRACTS           RECEIVED
                                 -----------------  -----------------
Open at December 31, 1996                 0              $     0
Contracts opened                        125               30,871
Contracts closed                          0                    0
                                        ---              ------
Open at December 31, 1997               125              $30,871
                                        ===              =======

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment sub-advisers, Harris Associates, L.P., Loomis, Sayles & Company, L.P., Montgomery Asset Management, L.P. and Robertson, Stephens & Company Investment Management, L.P. a sub-advisory fee as follows:
Harris Associates, L.P., at the annual rate of 0.70% of the average daily net assets of its segment of the Fund, Loomis, Sayles & Company, L.P. and Robertson, Stephens & Company Investment Management, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million, and Montgomery Asset Management, L.P. at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM, Harris Associates, L.P. and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the sub-advisers under the management agreement in effect during the year ended December 31, 1997, are as follows:

FEES EARNED
-----------
$309,875                    New England Funds Management, L.P.
 130,052                    Harris Associates, L.P.
  92,832                    Loomis, Sayles & Company, L.P.
 112,593                    Montgomery Asset Management, L.P.
                            Robertson, Stephens & Company Investment
 100,286                      Management, L.P.
-------
$745,638
========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997, these expenses amounted to $23,420 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $162,177 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $1,408 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $79,699 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997 the Fund paid New England Funds $76,203 and $21,630 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $228,609 and $64,892 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $1,251,332.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, New England Investment Companies, L.P. or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $714
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                           YEAR ENDED
                                                       DECEMBER 31, 1997
                                                   -------------------------
CLASS A                                              SHARES        AMOUNT
                                                   ----------   ------------
Shares sold .....................................   7,382,397   $102,447,455
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain ..........      99,843      1,454,709
                                                   ----------   ------------
                                                    7,482,240    103,902,164
Shares repurchased ..............................  (4,094,809)   (58,848,512)
                                                   ----------   ------------
Net increase ....................................   3,387,431   $ 45,053,652
                                                   ----------   ------------

                                                           YEAR ENDED
                                                       DECEMBER 31, 1997
                                                   -------------------------
CLASS B                                              SHARES       AMOUNT
                                                   ----------   ------------
Shares sold .....................................   3,659,528   $ 49,771,350
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain ..........      98,691      1,428,060
                                                   ----------   ------------
                                                    3,758,219     51,199,410
Shares repurchased ..............................    (310,396)    (4,301,792)
                                                   ----------   ------------
Net increase ....................................   3,447,823   $ 46,897,618
                                                   ----------   ------------

                                                           YEAR ENDED
                                                       DECEMBER 31, 1997
                                                   -------------------------
CLASS C                                              SHARES       AMOUNT
                                                   ----------   ------------
Shares sold .....................................   1,397,972   $ 19,301,406
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain ..........      25,323        366,428
                                                   ----------   ------------
                                                    1,423,295     19,667,834
Shares repurchased ..............................    (507,874)    (7,296,113)
                                                   ----------   ------------
Net increase ....................................     915,421   $ 12,371,721
                                                   ----------   ------------
Increase derived from capital share transactions    7,750,675   $104,322,991
                                                   ==========   ============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of the NEW ENGLAND STAR SMALL CAP FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Star Small Cap Fund ("the Fund"), a series of New England Funds Trust I, at December 31, 1997, and the results of its operations the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

SHAREHOLDER MEETING (UNAUDITED)
At a special shareholders' meeting held July 16, 1997, shareholders of the Star Small Cap Fund voted for the following proposals:

1. Subadvisory agreement relating to the Fund between NEFM and CAM Acquisition, LLC ("New Montgomery"). (New Montgomery formed due to Montgomery's acquisition by Commerzbank.)

           VOTED                     VOTED                 ABSTAINED                 BROKER                  TOTAL
            FOR                     AGAINST                  VOTES                 NON-VOTES                 VOTES
       -------------               ----------             -----------                -----               -------------
       2,077,964.309               87,172.759             128,711.173                0.000               2,293,848.241

2. To the extent permitted by exemptions granted by the SEC, to permit NEFM to enter into new and amended agreements with sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage assets of the Fund (or a segment thereof) pursuant to such sub-advisory agreements.

           VOTED                     VOTED                 ABSTAINED                 BROKER                  TOTAL
            FOR                     AGAINST                  VOTES                 NON-VOTES                 VOTES
       -------------               ----------             -----------                -----               -------------
       1,879,473.589              150,653.656             129,014.996             134,706.000            2,293,848.241

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ AS FOLLOWS:
                                                                     CLASS C
                                                                     -------
Maximum Initial Sales Charge Imposed on a Purchase
  (as a percentage of offering price)(2) .....................         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption
 proceeds, as applicable)(2) .................................        1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution- related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

-------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
                  Investors are advised to read the prospectus
                           carefully before investing.

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                                                                 BULK RATE
                                                               U.S. POSTAGE
                                                                   PAID
                                                               BROCKTON, MA
           (Logo)                                             PERMIT NO. 770
     NEW ENGLAND FUNDS                                        --------------
Where The Best Minds Meet(TM)


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    399 Boylston Street

   Boston, Massachusetts

           02116
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        [Logo]
      MUTUAL FUND
     SERVICE AWARD
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        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
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 1995 o 1996 o 1997

     SC56-1297

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